VANGUARD
WINDSOR FUND

ANNUAL REPORT
OCTOBER 31, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                     [LOGO]

                                    CONTENTS

                                  A Message to
                                Our Shareholders
                                        1

                                 The Markets in
                                   Perspective
                                        5

                                   Report From
                                   the Adviser
                                        7

                                  Fund Profile
                                       10

                               Performance Summary
                                       12

                              Financial Statements
                                       13

                                    Report of
                             Independent Accountants
                                       21

                      All comparative mutual fund data are
                    from Lipper Analytical Services, Inc., or
                       Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                                  [PHOTO]
John J. Brennan                          John C. Bogle
Chairman & CEO                           Senior Chairman

Vanguard Windsor Fund's performance suffered badly during the fiscal year ended October 31, 1998. Our return of -0.8% was some 12 percentage points behind that of the average value (growth and income) mutual fund, which itself trailed by about 11 percentage points the superb gains achieved by the Standard & Poor's 500 Composite Stock Price Index.

------------------------------------------------------
                                       TOTAL RETURNS
                                     FISCAL YEAR ENDED
                                     OCTOBER 31, 1998
------------------------------------------------------
Vanguard Windsor Fund                      - 0.8%
------------------------------------------------------
Average Value Fund                         +11.1%
------------------------------------------------------
S&P 500 Index                              +22.0%
------------------------------------------------------

     Clearly, we were very disappointed in the fund's performance. However, while no one is pleased with the fund's results versus its benchmarks, we believe there are sound reasons for the fund's investment stance. As we mentioned six months ago in our semiannual report to you, Windsor Fund's longstanding emphasis on a fairly concentrated list of value stocks has always resulted in a portfolio that can behave very differently from the stock market as a whole. We have seen other periods when Windsor's returns diverged significantly--sometimes positively and other times negatively--from those of the overall market.

     The table above presents the fiscal-year total returns (capital change plus reinvested dividends) for Windsor Fund, its average peer, and the unmanaged S&P 500 Index. Our fund's return is based on a decrease in its net asset value from $19.55 per share on October 31, 1997, to $16.34 per share on October 31, 1998, with the ending net asset value adjusted for dividends totaling $0.24 per share paid from net investment income and distributions totaling $2.88 per share paid from net capital gains realized during 1997.

FINANCIAL MARKETS IN REVIEW

Through the first two-thirds of the fiscal year that ended October 31, the U.S. stock market continued the remarkable rise that began in August 1982. By mid-July, the S&P 500 Index had gained +31.2%. However, most of that gain evaporated during a six-week slump that lasted through August 31. But stock prices then rebounded, so that for the full twelve months ended October 31 the S&P 500 Index earned a +22.0% return--twice the long-term average return of +11% a year for stocks.

     The performance of the S&P 500 Index--which is dominated by large-capitalization stocks--was remarkably different from that of the rest of the market. The Wilshire 4500 Equity Index, representing stocks outside of the S&P 500, actually fell by -3.4% for the fiscal year. And small-cap stocks, as measured by the Russell 2000 Index, lost -11.8%. Even within the S&P 500 there was an unusually wide gap between returns for growth and value stocks. The value stocks within the S&P 500 earned +11.7% as a group, trailing by a remarkable
20.3 percentage points the +32.0% return of the growth component of the index.

     Interest rates declined significantly during the year, providing some support for stock prices and elevating prices for bonds. The yield on the benchmark 30-year U.S. Treasury bond began the year at 6.15%, dwindled to a low of 4.72% on October 5 amid concerns about a slowing economy, then rebounded to end the fiscal year at 5.16%. For bonds, of course, lower yields translate into higher prices. The Lehman Brothers Aggregate Bond Index, a benchmark for taxable bonds of all maturities, returned +9.3% during the fiscal year, as a price rise of about 2.5% augmented income of about 6.8%.

     Wide and abrupt shifts in investor sentiment buffeted financial markets during the year despite a generally positive economic environment. Inflation stayed in check: Consumer prices rose just 1.5% during the twelve months ended October 31, 1998. The U.S. economy grew by more than 3%, although the pace of growth appeared to slow late in the period. The economy's expansion was fueled by strong consumer spending encouraged by a strong job market (unemployment as low as 4.3%) and rising wages (up about 4%).

     The summer slump in stock prices sent broad market indexes lower by roughly -20% or more, technically a "bear market," one of only four in the past 20 years. Analysts cited a number of reasons for investors' skittishness, including a continuing slump in Asian economies. Many investors had assumed that Asia's troubles--and the resulting drag on U.S. exports and corporate profits--would be short-lived. But as the problems lingered, investors worried that the "Asian contagion" would spread worldwide, crimping trade and denting investor and consumer confidence. Whatever the causes, investors grew more risk-averse, at least for a time. There was a decided movement toward the "safe haven" of U.S. Treasury securities, and away from corporate bonds and U.S. and international stocks. By October, however, many investors appeared to regain their appetite for risk, and stock prices shot up +8.1% for the month.

FISCAL 1998 PERFORMANCE OVERVIEW

For more than 30 years, Windsor Fund's investment strategy has been to identify out-of-favor stocks whose share prices are low in relation to their past and potential earnings. Typically, this strategy has resulted in relatively large positions in companies and industry sectors for which growth expectations are low. Thus, as we mentioned at the outset of this letter, Windsor often performs quite differently from the market as a whole. Clearly, the divergence in fiscal 1998 was exceptionally unfavorable. As noted earlier, our total return of -0.8% placed us some 12 percentage points behind the average growth-and-income fund and nearly 23 percentage points behind the S&P 500 Index.

     Much of our shortfall versus the index can be attributed to the market's bias toward large-cap growth stocks and our lack of representation in those stocks. In a fiscal year when growth stocks within the S&P 500 outperformed value stocks by some 20 percentage points, value investors had a tough row to hoe. Also, as we noted, stocks outside the S&P 500 registered a collective decline of -3.4%. Our advisory team at Wellington Management Company continues to believe that despite the market's current ardor for large "household name" stocks, there are better buys to be found now among midsized companies. As a result, Windsor's median market capitalization is only about one-fifth that of the S&P 500 Index: $10.8 billion versus $53.3 billion. In a "bigger is better" environment, this disparity worked against us.

     Of course, the market's tilt toward large growth stocks isn't the sole explanation for Windsor's subpar performance. A number of our stock selections performed poorly, even when the market's growth-stock bias is accounted for.

     We note that while the divergences in performance between growth and value stocks and between mid- and large-cap stocks were unusually wide in fiscal 1998, they are not unprecedented. And the differences have at times favored value stocks and mid-cap stocks. For example, as recently as fiscal year 1993, value stocks within the S&P 500 outperformed growth stocks by 18.4 percentage points. And smaller stocks outpaced the S&P 500 Index significantly during the early 1990s. There have always been wide swings in relative returns, at times lasting a decade or more, but they have typically evened out over the very long run.

LONG-TERM PERFORMANCE OVERVIEW

The table below presents the returns over the past ten years for Windsor Fund and its comparative standards, the average value fund and the S&P 500 Index. The table also shows the results for hypothetical $10,000 investments made in each, assuming the reinvestment of income and capital gains distributions.

     Bluntly put, over the past decade we have fallen significantly short of our goal of providing returns superior to our peers. However, we remain committed to that goal, and to our belief that Windsor Fund--which was our first pure stock fund, and which reached its 40th anniversary on October 23--is a sound vehicle for long-term investors. We add our customary caution about the usefulness of historic returns: They are not a guide to the future. The past decade's returns--especially the +17.9% average annual return achieved by the unmanaged index--were well above the long-term average of +11% annually from common stocks. It would be rash to expect such high absolute returns to continue indefinitely. That said, we hope to significantly improve our relative returns in the future and to surpass the results of our comparative benchmarks.

     Our shortfall in comparison with the average value fund during the past decade is largely the result of our poor showing during two fiscal years--1998 and 1990--that were the fund's worst in four decades of operation. (At last year's fiscal year-end, our 10-year average annual return was slightly ahead of that of the average value fund.) We note that while the stock market has provided rich returns for stocks during the past decade, results were generally less favorable for value funds in comparison with the S&P 500 Index, whose performance has been led by its growth-stock component. This growth segment earned an average annual return of +19.7% during the decade, versus a +15.7% average annual return for the index's value component. Over the very long haul, again, returns from growth and value stocks have been similar. We expect value stocks to have their day in the sun again.

     In its own comeback effort, Windsor Fund should be aided by its very low expense ratio: Our operating costs amounted to 0.27% of average net assets during fiscal 1998, a fraction of the 1.20% expense ratio charged by the average value fund. Our expense ratio in the past year was even lower than usual, reflecting the fact that our adviser is receiving about one-third of the base advisory fee due to our contractual penalty for the fund's underperformance.

----------------------------------------------------------------------
                                               TOTAL RETURNS
                                      10 YEARS ENDED OCTOBER 31, 1998
                                      --------------------------------
                                        AVERAGE       FINAL VALUE OF
                                        ANNUAL           A $10,000
                                         RATE       INITIAL INVESTMENT
----------------------------------------------------------------------
Vanguard Windsor Fund                   +12.8%            $33,285
----------------------------------------------------------------------
Average Value Fund                      +14.7%            $39,571
----------------------------------------------------------------------
S&P 500 Index                           +17.9%            $51,825
----------------------------------------------------------------------

IN SUMMARY

It is a truism that to profit from the long-term rewards of the stock market, investors must be willing and able to endure discomforting declines, an ever-present risk of owning stocks. Both the risks and rewards of stocks were on display during the past fiscal year, for the market in general and specifically for Windsor Fund. But the mettle of an investment strategy is not proven in a year or even in a period of several years.

     We urge our fellow shareholders in Windsor Fund to maintain a long-term focus. Our strategy of taking significant positions in companies that are out of favor with the crowd requires patience. And we believe that Windsor will continue to be a sound choice as part of a balanced portfolio of other stock funds, bond funds, and reserves, chosen in proportions suited to your goals, time horizon, and tolerance for the ups and downs of the markets. In short, we believe in thoughtfully constructing an investment plan and sticking with it.

/S/  JOHN C. BOGLE                                 /S/  JOHN J. BRENNAN

John C. Bogle                                      John J. Brennan
Senior Chairman                                    Chairman and
                                                   Chief Executive Officer

November 12, 1998

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1998

[LOGO]

U.S. financial markets encountered strong turbulence yet produced solid overall gains during the fiscal year ended October 31. The S&P 500 Index gained 22.0%, overcoming a sharp six-week setback in July and August. Bond prices rose as interest rates declined over the course of the year. Overseas, returns varied widely, with big gains on European bourses and sharp losses in Pacific and most emerging stock markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially large growth stocks--overwhelmingly led the market during the year. While the S&P 500 Index, which is dominated by large-cap stocks, was rising 22.0%, the rest of the market was down 3.4%, more than 25 percentage points behind the S&P. Results were even worse--a negative return of 11.8%--for small-cap stocks, as represented by the Russell 2000 Index. The Wilshire 5000 Equity Index, a measure of the entire U.S. market, gained 14.9%.

     Even large-cap investors endured sharp fluctuations during the year. After vaulting to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the "boundary" between a bear market and a mere "correction." However, declines were certifiably bearish for most smaller stocks. The Russell 2000 Index fell more than 30% from its peak in April before recovering somewhat during the final two months of the fiscal year.

--------------------------------------------------------------------------------
                                               AVERAGE ANNUALIZED RETURNS
                                             PERIODS ENDED OCTOBER 31, 1998
                                          --------------------------------------
                                           1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             22.0%        26.0%        21.3%
   Russell 2000 Index                       -11.8         10.0          9.4
   MSCI EAFE Index                           10.0          8.5          7.1
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                9.3%         8.0%         7.0%
   Lehman 10-Year Municipal Bond Index        8.3          7.3          6.5
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                5.2          5.2          5.1
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.5%         2.2%         2.4%
--------------------------------------------------------------------------------

     The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these factors were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a murkier global economic picture. Asia's economic troubles--which surfaced in mid-1997--persisted and began to look like a significant threat to continued expansions in the U.S. and European economies.

     But after steadying during September, stock prices bounced back strongly in October. Although many of the risk factors remained--for example, securities analysts continued to trim their estimates of corporate earnings--stock prices got a lift from falling interest rates, which dropped to levels last seen in the 1960s. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

     Three forces clearly shaped the performance of industry sectors within the overall market. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of financial troubles abroad), and fortresses (companies somewhat protected from competition). U.S. consumers played the role of Atlas during fiscal 1998, propping up the economic world with their strong spending. Feeling flush because of plentiful jobs (the nation's unemployment rate was as low as 4.3%) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer staples (+26%) and consumer discretionary firms, such as retailers (+23%).

     Fear was a factor in the lagging returns from industry groups that were perceived by investors to be vulnerable to slowing global growth, falling commodity prices, and heightened price competition from foreign suppliers. Among these were exploration and services firms in the "other energy" category (-34%); chemical, metals, and other materials & processing firms (-3%); and makers of producer durables such as airplanes and machinery (-0.3%). Conversely, the utilities sector was the year's top performer (+45%) in part because utilities are seen as relatively insulated from foreign competition or economic troubles. Fortresses are companies perceived as relatively safe from competitors because of patented products, brands, or services. Such companies dominated the health-care (+41%) and technology (+37%) groups.

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from greater aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board twice trimmed short-term rates by 0.25 percentage point, first on September 29 and then on October 15. Inflation, the bane of bond investors, was remarkably tame--consumer prices were up just 1.5% for the 12 months ended October 31. In this friendly environment, yields on long-term Treasury bonds fell by roughly 1 to 1.25 percentage points, with the 30-year Treasury bond ending the fiscal year at 5.16%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a return of 16.3%, an astounding margin of nearly 15 percentage points over the inflation rate.

     High-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods of falling rates because increased refinancing activity by homeowners results in prepayments of principal to holders of mortgage-backed securities. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds, as well as Treasuries, and has an intermediate-term average maturity, earned 9.3%. Yields on long-term municipal bonds declined only modestly during the fiscal year, and by October 31 were only slightly lower than yields on comparable Treasury securities, even though interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outshone even the S&P 500 Index, but big declines swept the markets of Asia and Latin America. As a group, European stocks earned 23.4% for U.S. investors, reflecting local returns of about 21% and a gain of about 2% from a slight strengthening of several currencies against the dollar. Reasons for Europe's bull market included continuing economic growth; increased corporate restructuring and merger activity; and optimism about the long-term impact of the euro, a common currency due to be adopted in 1999 by 11 nations.

     In Japan, the stock market declined 14.3% in U.S.-dollar terms, reflecting a severe recession and a shaky banking system. Declines elsewhere in the Pacific region ranged from about 1% in Hong Kong to more than 60% in Indonesia and Malaysia. Losses were steep in non-Asian emerging markets, too. Notable declines in our own hemisphere occurred in Mexico (-20%), Venezuela (-64%), Brazil (-30%), and Chile (-38%).

REPORT FROM THE ADVISER

[LOGO]

Performance for our fiscal year ended October 31 was very disappointing. Windsor Fund's total return was minus 0.8%, versus gains of 22.0% for the S&P 500 Index and 9.9% for the average growth-and-income fund (excluding S&P 500 Index funds).

     Over the last 12 months, the portfolio mix we have been running with for a good while--i.e., way underweighted in the high-flying large-capitalization stocks, overweighted in cyclicals, and way overweighted in mid- and small-caps--has worked against us. In the atmosphere of global economic crisis that prevailed during the period, the market flocked toward the big household-name stocks and turned its back on the cyclicals and smaller stocks that we have featured. In short, mid-cap, deep-value was the wrong place to be during the last 12 months. This was typified by the result for Morningstar's average mid-cap value fund, whose 2.1% decline was very similar to our own.

     Another way to characterize the market of the last twelve months is to say that it was very narrow. Within the S&P 500 Index, the 50 largest stocks, by market cap, were up 37%, while the other 450 stocks were up only 5.5%. To look at this another way, the capitalization-weighted S&P 500--i.e., the index as we know it--appreciated 20%, while the equal-weighted S&P, with all 500 stocks counting the same, was up only 9%. Fiscal 1998 was the fourth year in a row for such narrow leadership of the market, an unusually long stretch. Over the last 30 years, 80% of the time Windsor Fund has underperformed in such narrowing markets, and outperformed in broadening markets, i.e., when the equal-weighted S&P 500 beats the cap-weighted S&P 500. Given our low P/E style, we are always underweighted in the big-cap stocks--because they are mostly too rich for our blood. By definition, these are the stocks that dominate in narrowing markets and lag in broadening markets.

     Our portfolio continues to be pointed toward a different kind of market--one that is broader, less dominated by large-caps and more receptive to other stocks, including our merchandise. We think we will see an inflection point, with this broader market ensuing, but not until the market gets more comfortable with the economic landscape. Our view is that world economic growth will be on the order of 11/2%-2% next year, and will go back in 2000 to the 3% pace that we saw in 1996 and 1997. This view assumes that Japan's economy flattens out in 1999 after this year's sharp decline; the rest of Asia shows a mild bounce; Latin America decelerates; and the United States and Europe grow about 2%-21/2% each. The United States and Europe are key, in that they account for over half of world economic output. The stock market is worried that world economic growth will be worse than our "soft landing" scenario, and maybe even negative. We think this is unlikely; we hang our hat on the still-solid domestic economies of the United States and Europe.

     For now, the market is very uncertain about the world and it continues to cling to its security blanket--the big-caps. The 50 largest stocks in the

S&P 500--the "nifties"--now account for fully 54% of its total value. We own only six of these stocks--ours are among the cheapest at that--and they represent only 19% of the fund. On average, the nifties sell at a stunning 311/2 times this year's earnings, about twice the P/E ratio of the other 450. The nifties include many excellent companies, but twice the P/E of everything else, for the group as a whole, seems overdone to us. We think there is a large safety premium built into that average P/E of 311/2; investors for some time now have run to the nifties in this period of uncertainty because they are so relatively "safe." But this thesis has been found somewhat wanting, as 12 of the 50 biggest caps have suffered significant earnings shortfalls this year--Coke, Royal Dutch, Gillette, Procter & Gamble, DuPont, Disney, McDonald's, Hewlett-Packard, Pfizer, and the three big money-center banks. For the most part, emerging-market issues lay behind the shortfalls of these stocks; so as it turned out, emerging markets were a problem not just for obvious casualties, such as the Alcoas, the Caterpillars, and other of our holdings, but even for the rarefied likes of Coke and P&G. We expect the list of earnings casualties among the nifties to expand through the rest of 1998 and into 1999. Not that earnings shortfalls so far seem to have had much lasting impact on the nifties--Coke still trades at 47 times earnings, and Gillette, P&G, and Disney at 30 to 35 times. The big stocks get hit when there's bad news, but then they recover, as money keeps pouring into the nifties.

     As you can see in our traditional report card on page 9, the global economic crisis atmosphere that has prevailed in the last 12 months has hit our financial, energy, and other cyclical stocks hard, and, again, has bulled the big caps. This pattern is history repeating itself. Historically, when we have seen this nervous narrowing of investor interest, the market is discounting an economic slowdown or downturn. But history also shows that the market's focus inevitably turns, at some point, from discounting the slowdown to looking to recovery. We have had a narrowing market for four years now, and the economic slowdown is at hand. We think the market, once it gets a sense of a bottom, will start discounting the recovery. We expect this inflection point to occur not too far down the road. Recent events--the Fed's rate cuts; Japan's $500 billion banking bill; Brazil's austere new fiscal plan--have served to calm the fear of global meltdown we saw during the summer. Sentiment has improved. Once the classic inflection point occurs, we should see a broader market that is receptive to all kinds of stocks, not just a few. Such times are, historically, when Windsor Fund shines. We are working very hard to make sure that we have a portfolio that will fully participate in such a market. We think that the unappreciated value in the portfolio is manifest in our portfolio P/E of only 16 times this year's earnings, versus a P/E of 23 for the S&P as a whole and 31 1/2 for the nifties.

Charles T. Freeman, Portfolio Manager
Wellington Management Company, LLP

November 19, 1998

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing common stocks that are generally misunderstood, out of favor, or undervalued by fundamental measures such as price/earnings ratio or dividend yield. The adviser will concentrate a large portion of the fund's assets in those securities it believes offer the best return potential.

WINDSOR 1998 REPORT CARD
------------------------------------------------------------------------------------------------------------------------------------
                                        FISCAL YEAR 1998*
                    10/31/1998    ----------------------------    MEANINGFUL
INDUSTRY GROUPS       PERCENT        WEIGHTED    RELATIVE TO      WINDSOR POSITIONS
(5% OR MORE OF        OF NET         AVERAGE       S&P 500        (IN ORDER OF SIZE)
NET ASSETS)           ASSETS       APPRECIATION     INDEX         AT YEAR-END                  GRADE  CRITIQUE
------------------------------------------------------------------------------------------------------------------------------------
Basic Materials         14%           -8%           -23%          Alcoa, Reynolds                F    Very poor result, despite
(aluminum,                                                        Metals, Bowater, Abitibi-           biggest bet being aluminum,
chemicals, paper,                                                 Consolidated, Lyondell              the best of a bad lot; Alcoa,
and steel)                                                        Chemical, AK Steel,                 our biggest single holding,
                                                                  Stone Container,                    actually matched S&P 500;
                                                                  Jefferson Smurfit Group             paper, chemicals, AK Steel
                                                                                                      all terrible, but
                                                                                                      have substantial upside.
------------------------------------------------------------------------------------------------------------------------------------
Capital Goods            5%           -8%           -18%          Caterpillar, Eaton Corp.       D-   Weakness was all Caterpillar,
                                                                                                      whose earnings have held up
                                                                                                      well despite the Asian crisis;
                                                                                                      it should be a good stock in
                                                                                                      1999.
------------------------------------------------------------------------------------------------------------------------------------
Communication            7%           37%            25%          AT&T, Comcast, MCI WorldCom    A+   Comcast and Cox were homeruns;
Services                                                                                              MCI WorldCom and AT&T were
                                                                                                      also big winners.
------------------------------------------------------------------------------------------------------------------------------------
Energy                  14%          -12%           -22%          Burlington Resources,          F    Our concentration on natural
                                                                  USX-Marathon Group,                 gas, deep-water drilling, and
                                                                  Transocean Offshore,                refining--all areas that can
                                                                  Union Pacific Resources,            work fundamentally even with
                                                                  Ultramar Diamond                    low oil prices--didn't do us
                                                                  Shamrock, Anadarko                  much good, as stubbornly
                                                                  Petroleum, Valero                   low oil prices cast a shadow
                                                                  Energy, Apache Corp.                over the entire oil patch,
                                                                                                      as far as the stock market
                                                                                                      concerned; we have oil at
                                                                                                      $18 a barrel in 1999.
------------------------------------------------------------------------------------------------------------------------------------
Financials              23%            2%           -12%          Citigroup, First Union,        D+   Summer sell-off in money-
                                                                  BankAmerica Corp.,                  center banks and S&Ls,
                                                                  Golden West Financial,              related to emerging markets
                                                                  Allstate Corp.,                     crisis, did in our financials;
                                                                  Washington Mutual,                  these stocks are cheap and
                                                                  National City Corp.,                undervalued.
                                                                  PartnerRe, PMI Group
-------------------------------------------------------------------------------------------------------------------------------
Health Care             15%            4%           -13%          Rhone-Poulenc,                 D+   Pharmacia & Upjohn a winner;
                                                                  Columbia/HCA Healthcare,            Rhone-Poulenc so-so this year;
                                                                  CIGNA Corp., Aetna,                 HMOs mixed; Columbia/HCA
                                                                  Pharmacia & Upjohn.                 terrible, but has substantial
                                                                  PacifiCare Health B,                value to be realized once it
                                                                  Foundation Health,                  settles government Medicare
                                                                  PacifiCare Health A                 fraud case.
------------------------------------------------------------------------------------------------------------------------------------
Technology               5%           13%             1%          General Instrument,            A-   General Instrument big winner,
                                                                  Arrow Electronics,                  though offset by Scientific
                                                                  Scientific Atlanta,                 Atlanta, Seagate, Advanced
                                                                  Quantum Corp., Avnet                Micro Devices, and Tektronix.
------------------------------------------------------------------------------------------------------------------------------------

* Capital change only. For stocks purchased and sold during the year, absolute appreciation is measured from the date of purchase or to the date of sale, and then relative to the S&P 500 Index for the same period.

FUND PROFILE
WINDSOR FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                   WINDSOR         S&P 500
----------------------------------------------------------
Number of Stocks                       117             500
Median Market Cap                   $10.8B          $53.3B
Price/Earnings Ratio                 15.7x           25.0x
Price/Book Ratio                      2.1x            4.3x
Yield                                 1.4%            1.5%
Return on Equity                     13.9%           22.2%
Earnings Growth Rate                 14.7%           16.5%
Foreign Holdings                     11.8%            1.7%
Turnover Rate                          48%              --
Expense Ratio                        0.27%              --
Cash Reserves                         0.0%              --


INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]


VOLATILITY MEASURES

----------------------------------------------------------
                                   WINDSOR         S&P 500
----------------------------------------------------------
R-Squared                            0.83            1.00
Beta                                 1.06            1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------------
Citigroup, Inc.                                    6.5%
Aluminum Co. of America                            5.1
Rhone-Poulenc SA ADR                               4.7
First Union Corp.                                  4.6
Burlington Resources, Inc.                         3.6
BankAmerica Corp.                                  3.2
Caterpillar, Inc.                                  3.1
Columbia/HCA Healthcare Corp.                      2.8
AT&T Corp.                                         2.8
Golden West Financial Corp.                        2.6
----------------------------------------------------------
Top Ten                                           39.0%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------------------------------
                                                           OCTOBER 31, 1997                OCTOBER 31, 1998
                                                       ----------------------------------------------------------
                                                               WINDSOR              WINDSOR               S&P 500
                                                       ----------------------------------------------------------
Auto & Transportation                                            12.2%                 8.1%                  3.0%
Consumer Discretionary                                            0.9                  0.3                  10.7
Consumer Staples                                                  0.0                  0.0                  10.2
Financial Services                                               19.2                 28.9                  16.8
Health Care                                                       7.9                 11.8                  12.7
Integrated Oils                                                   4.5                  3.5                   6.4
Other Energy                                                      4.6                 10.5                   1.2
Materials & Processing                                           24.3                 15.5                   4.2
Producer Durables                                                11.9                  5.8                   3.3
Technology                                                        5.2                  5.4                  14.5
Utilities                                                         7.8                  7.3                  11.4
Other                                                             1.5                  2.9                   5.6
-----------------------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
WINDSOR FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1978-OCTOBER 31, 1998
-------------------------------------------------------
                     WINDSOR FUND               S&P 500
FISCAL     CAPITAL     INCOME       TOTAL       TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
-------------------------------------------------------
1979        13.5%       6.0%        19.5%        15.3%
1980        17.2        7.0         24.2         32.1
1981        11.1        6.9         18.0          0.6
1982        14.2        7.0         21.2         16.3
1983        25.3        7.3         32.6         27.8
1984         9.6        6.9         16.5          6.3
1985        16.6        6.7         23.3         19.4
1986        22.8        6.5         29.3         33.2
1987         2.7        1.9          4.6          6.4
1988        18.9        8.1         27.0         14.8
1989        11.9        5.2         17.1         26.4
1990       -31.8        3.9        -27.9         -7.5
1991        35.7        9.0         44.7         33.5
1992         4.3        5.0          9.3         10.0
1993        24.6        3.7         28.3         14.9
1994         3.7        2.6          6.3          3.9
1995        14.2        3.6         17.8         26.4
1996        19.6        3.6         23.2         24.1
1997        24.3        2.7         27.0         32.1
1998        -2.0        1.2         -0.8         22.0
-------------------------------------------------------

See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: OCTOBER 31, 1988-OCTOBER 31, 1998
--------------------------------------------
                         Average
             Windsor     Value       5&P 500
             Fund        Fund        Index
--------------------------------------------
1988 10      10000       10000       10000
1989 01      10721       10613       10764
1989 04      10895       10990       11298
1989 07      11883       12090       12744
1989 10      11705       12083       12640
1990 01      10579       11564       12321
1990 04      10537       11669       12491
1990 07      10840       12475       13572
1990 10      8436        10904       11695
1991 01      10316       12268       13355
1991 04      11443       13376       14691
1991 07      11758       13895       15304
1991 10      12207       14531       15612
1992 01      12623       15071       16385
1992 04      13363       15243       16752
1992 07      13827       15571       17262
1992 10      13342       15830       17166
1993 01      15186       16591       18119
1993 04      15581       16746       18300
1993 07      16360       17240       18769
1993 10      17116       18442       19731
1994 01      18207       18828       20452
1994 04      16985       17763       19273
1994 07      17964       18090       19737
1994 10      18202       18924       20494
1995 01      17473       18406       20560
1995 04      19283       19981       22639
1995 07      21497       21885       24890
1995 10      21442       22849       25913
1996 01      22942       24467       28510
1996 04      24399       25404       29479
1996 07      23766       24803       29014
1996 10      26409       27736       32157
1997 01      29924       30072       36020
1997 04      29992       30073       36889
1997 07      35093       35852       44141
1997 10      33548       35627       42483
1998 01      34346       36766       45713
1998 04      39466       41059       52038
1998 07      35954       40194       52654
1998 10      33285       39571       51825
--------------------------------------------

                                               AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED OCTOBER 31, 1998
                                            -----------------------------------   FINAL VALUE OF A
                                             1 YEAR       5 YEARS     10 YEARS   $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------
         Windsor Fund                         -0.78%       14.23%       12.78%        $33,285
         Average Value Fund                   11.07        16.50        14.75          39,571
         S&P 500 Index                        21.99        21.30        17.88          51,825
---------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
---------------------------------------------------------------------------------------------------------------------
                                                                                                  10 YEARS
                                                 INCEPTION                              -----------------------------
                                                    DATE        1 YEAR     5 YEARS      CAPITAL     INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------------
Windsor Fund                                     10/23/1958     -14.10%     12.40%       8.11%       3.99%      12.10%
---------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
OCTOBER 31, 1998

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------
                                                     MARKET
                                                     VALUE*
WINDSOR FUND                           SHARES         (000)
-----------------------------------------------------------
COMMON STOCKS (97.9%)
-----------------------------------------------------------
AUTO & TRANSPORTATION (7.9%)
- (1)America West Holdings Corp.
      Class B                       4,476,100    $   68,820
     Canadian National Railway Co.  1,227,700        61,922
     Compagnie Generale des
      Establissements Michelin
      Class B shares                7,684,136       316,665
- (1)Continental Airlines, Inc.
      Class B                       2,681,300       106,247
  (1)Delta Air Lines, Inc.          3,910,261       412,777
  (1)Eaton Corp.                    3,856,300       261,023
     Ford Motor Co.                 4,266,353       231,450
                                                -----------
                                                  1,458,904
                                                -----------

CONSUMER DISCRETIONARY (0.3%)
-    BJ's Wholesale Club, Inc.        881,700        31,686
- (1)HomeBase, Inc.                 2,362,900        15,950
                                                -----------
                                                     47,636
                                                -----------

FINANCIAL SERVICES (28.3%)
   BANKS--OUTSIDE NEW YORK CITY (8.4%)
   BankAmerica Corp.               10,123,372       581,461
   First Union Corp.               14,402,698       835,356
   National City Corp.              1,887,800       121,409

   DIVERSIFIED FINANCIAL SERVICES (6.5%)
   Citigroup, Inc.                 25,329,000     1,192,046

   INSURANCE--MULTILINE (4.6%)
   Allstate Corp.                   9,621,800       414,339
   CIGNA Corp.                      5,827,100       425,014

   INSURANCE--PROPERTY-CASUALTY (1.1%)
  (1)The PMI Group Inc.             1,570,600        79,217
  (1)IPC Holdings Ltd.              1,689,700        39,286
     PartnerRe Ltd.                 2,116,200        84,119

   REAL ESTATE INVESTMENT TRUSTS (3.3%)
   Archstone Communities
    Trust REIT                      6,202,200       124,819
   Avalonbay Communities,
    Inc. REIT                       2,257,436        72,520
  (1)Camden Property Trust REIT     2,519,300        67,706
     CarrAmerica Realty Corp. REIT  1,748,600        39,344
     Equity Residential Properties
      Trust REIT                    3,549,100       149,062
  (1)Liberty Property Trust REIT    4,746,100       109,160
     Spieker Properties, Inc. REIT  1,307,000        45,092

   SAVINGS & LOAN (4.4%)
  (1)Golden West Financial Corp.    5,221,100       473,489
     Washington Federal Inc.          143,220         3,822
     Washington Mutual, Inc.        8,783,564       328,835
                                                -----------
                                                  5,186,096
                                                -----------

HEALTH CARE (11.4%)
     Aetna Inc.                     3,038,100       226,718
     Columbia/HCA
      Healthcare Corp.             24,726,000       519,246
- (1)Foundation Health Systems
      Class A                       7,267,660        85,395
- (1)PacifiCare Health Systems, Inc.
      Class A                       1,126,300        81,798
-    PacifiCare Health Systems, Inc.
      Class B                       1,957,500       154,153

---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
WINDSOR FUND                               SHARES         (000)
---------------------------------------------------------------
     Pharmacia & Upjohn, Inc.           3,471,400    $  183,767
     Rhone-Poulenc SA ADR              18,416,350       859,813
     Rhone-Poulenc SA Class A             102,071         4,666
                                                    -----------
                                                      2,115,556
                                                    -----------

INTEGRATED OILS (3.4%)
  (1)Cabot Oil & Gas Corp. Class A      2,255,200        38,338
  (1)Lyondell Chemical Co.              6,659,903       112,386
     Murphy Oil Corp.                   1,573,200        64,993
     USX-Marathon Group                12,690,700       414,827
                                                    -----------
                                                        630,544
                                                    -----------

OTHER ENERGY (10.3%)
     Alberta Energy Co. Ltd.            2,233,300        51,972
     Anadarko Petroleum Corp.           4,072,500       137,956
     Apache Corp.                       4,193,500       118,728
  (1)Burlington Resources, Inc.        15,904,000       655,046
     Diamond Offshore Drilling, Inc.    1,296,000        39,771

- (1)EEX Corp.                          9,420,297        36,504
     Noble Affiliates, Inc.               690,800        22,624
-    Noble Drilling Corp.               1,603,400        27,558
  (1)Transocean Offshore, Inc.          8,707,300       321,626
  (1)Ultramar Diamond
      Shamrock Corp.                    5,611,200       151,152
  (1)Union Pacific Resources
      Group, Inc.                      15,510,600       201,638
  (1)Valero Energy Corp.                5,113,300       127,833
                                                    -----------
                                                      1,892,408
                                                    -----------

MATERIALS & PROCESSING (15.2%)
  (1)AK Steel Corp.                     6,199,352       107,326
     Abitibi-Consolidated, Inc.        12,439,500       117,398

  (1)Albany International Corp.         2,424,060        44,239
  (1)Aluminum Co. of America           11,820,217       936,752
     Anderson Exploration Ltd.          5,890,000        59,777
  (1)Bowater Inc.                       4,748,980       193,818
- (1)Burlington Industries, Inc.        3,986,700        36,877
  (1)Century Aluminum Co.               2,000,000        19,750
     Champion International Corp.       1,718,500        54,885
     Deltic Timber Corp.                  549,471        13,393
  (1)Geon Co.                           2,480,000        53,785
  (1)Georgia Gulf Corp.                 3,705,300        63,222
  (1)IMC Global Inc.                   11,042,280       287,099
-    IMC Global Warrants
      Exp. 12/22/2000                     644,066           805
     Jefferson Smurfit Group
      PLC ADR                           4,527,341        73,852
- (1)Kaiser Aluminum &
      Chemical Corp.                    5,929,334        37,429
     Lafarge Corp.                      1,961,300        66,071
  (1)Mississippi Chemical Corp.         1,738,700        25,102
     Pechiney SA ADR A                  2,831,628        49,553
  (1)Phosphate Resources
      Partners Ltd.                     8,973,200        92,536
  (1)Reynolds Metals Co.                5,702,548       341,796
- (1)Ryerson Tull, Inc. Class A         1,378,600        15,595
- (1)Stone Container Corp.              9,470,000        90,557
                                                    -----------
                                                      2,781,617
                                                    -----------

PRODUCER DURABLES (5.7%)
-    Beazer Homes USA, Inc.               171,900         3,040
  (1)Case Corp.                         7,415,000       163,130
     Caterpillar, Inc.                 12,846,200       578,079
- (1)General Semiconductor, Inc.        2,352,500        18,673
     Kaufman & Broad Home Corp.         1,595,000        45,557
     Lincoln Electric Holdings            962,600        21,117
  (1)MDC Holdings, Inc.                 1,156,300        20,308
     New Holland NV                     5,689,700        71,832
     Tektronix, Inc.                      690,800        12,348
- (1)Toll Brothers, Inc.                3,227,566        74,839
- (1)U.S. Home Corp.                    1,196,795        37,849
                                                    -----------
                                                      1,046,772
                                                    -----------

TECHNOLOGY (5.3%)
-    Advanced Micro Devices, Inc.         800,000        18,050
- (1)Arrow Electronics, Inc.            6,893,700       150,369
     Avnet, Inc.                        1,632,000        81,192
- (1)General Instrument Corp.          13,513,400       347,125
-    Maxtor Corp.                       1,929,100        20,497
-    Quantum Corp.                      4,867,800        85,187
  (1)Scientific-Atlanta, Inc.           7,866,400       117,504
-    Seagate Technology                 5,496,916       144,981
                                                    -----------
                                                        964,905
                                                    -----------

UTILITIES (7.2%)
     AT&T Corp.                         8,265,000       514,496
  (1)Comcast Corp. Class A              2,784,900       136,808
  (1)Comcast Corp. Class A Special      5,321,200       262,734
-    MCI WorldCom, Inc.                 3,493,493       193,015
-    Tele-Communications, Inc.
      Class A                           4,400,600       185,375
     Telecom Corp. of
      New Zealand Ltd.                  1,604,350        24,567
                                                    -----------
                                                      1,316,995
                                                    -----------

OTHER (2.9%)
     Kemira Oy ADR                      3,833,000        62,286
     Miscellaneous (2.6%)                               468,581
                                                    -----------
                                                        530,867
                                                    -----------
---------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $16,013,660)                              17,972,300
---------------------------------------------------------------
PREFERRED STOCKS (2.4%)
---------------------------------------------------------------
     News Corp. Ltd. ADR               16,858,475       407,764
     Petroleo Brasileiro SA ADR         2,983,400        37,293
---------------------------------------------------------------
TOTAL PREFERRED STOCKS
     (COST $380,731)                                    445,057
---------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
---------------------------------------------------------------
     Beazer Homes USA, Inc. 8.00%         370,000         9,713
     Continental Airlines, Inc.
      Finance Trust 8.50% Cvt. Pfd.       175,000        14,416
---------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
     (COST $20,527)                                      24,129
---------------------------------------------------------------
                                             FACE
                                           AMOUNT
                                            (000)
---------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.2%)
---------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     5.41%, 11/2/1998--Note F
     (COST $42,181)                       $42,181        42,181
---------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
     (COST $16,457,099)                              18,483,667
---------------------------------------------------------------

-----------------------------------------------------------
                                                     MARKET*
                                                      VALUE
                                                      (000)
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
-----------------------------------------------------------
Other Assets--Note C                             $   87,324
Liabilities--Note F                                (215,593)
                                                -----------
                                                   (128,269)
-----------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------
Applicable to 1,123,024,263 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                    $18,355,398
===========================================================
NET ASSET VALUE PER SHARE                            $16.34
===========================================================

*  See Note A in Notes to Financial Statements.
-  Non-Income-Producing Security.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $7,120,613,000.
ADR--American Depositary Receipt.

-----------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
-----------------------------------------------------------
AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------
 Paid in Capital                  $14,915,527        $13.28
 Undistributed Net
   Investment Income                   71,199           .06
 Accumulated Net
   Realized Gains                   1,342,104          1.20
 Unrealized Appreciation--
   Note E                           2,026,568          1.80
===========================================================
 NET ASSETS                       $18,355,398        $16.34
===========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

------------------------------------------------------------------------------------------------------------------------
                                                                                                            WINDSOR FUND
                                                                                             YEAR ENDED OCTOBER 31, 1998
                                                                                                                   (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                                                $  293,508
    Interest                                                                                                      26,319
    Security Lending                                                                                               1,533
                                                                                                              ----------
        Total Income                                                                                             321,360
                                                                                                              ----------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                                 24,971
        Performance Adjustment                                                                                   (15,501)
    The Vanguard Group--Note C
        Management and Administrative                                                                             40,520
        Marketing and Distribution                                                                                 4,218
    Taxes (other than income taxes)                                                                                1,073
    Custodian Fees                                                                                                   293
    Auditing Fees                                                                                                     17
    Shareholders' Reports                                                                                            311
    Annual Meeting and Proxy Costs                                                                                   179
    Trustees' Fees and Expenses                                                                                       39
                                                                                                              ----------
        Total Expenses                                                                                            56,120
        Expenses Paid Indirectly--Note C                                                                          (4,859)
                                                                                                              ----------
        Net Expenses                                                                                              51,261
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                            270,099
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*                                                               1,346,037
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                                     (1,700,942)
------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             (84,806)
========================================================================================================================

*Dividend income and realized net gain from affiliated companies were $89,952,000 and $5,156,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------
                                                                                                    WINDSOR FUND
                                                                                               YEAR ENDED OCTOBER 31,
                                                                                        --------------------------------
                                                                                                1998                1997
                                                                                               (000)               (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                $   270,099         $   357,653
    Realized Net Gain                                                                      1,346,037           3,052,726
    Change in Unrealized Appreciation (Depreciation)                                      (1,700,942)            887,426
                                                                                        --------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                      (84,806)          4,297,805
                                                                                        --------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                   (268,858)           (402,197)
    Realized Capital Gain                                                                 (3,045,000)         (1,237,831)
                                                                                        --------------------------------
        Total Distributions                                                               (3,313,858)         (1,640,028)
                                                                                        --------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                 1,632,455           2,267,286
    Issued in Lieu of Cash Distributions                                                   3,148,447           1,562,364
    Issued in Exchange for Net Assets of Gemini II--Note G                                        --             263,239
    Redeemed                                                                              (3,704,909)         (1,913,647)
                                                                                        --------------------------------
        Net Increase from Capital Share Transactions                                       1,075,993           2,179,242
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                             (2,322,671)          4,837,019
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                     20,678,069          15,841,050
                                                                                        --------------------------------
    End of Year                                                                          $18,355,398         $20,678,069
========================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                                                    92,583             123,045
    Issued in Lieu of Cash Distributions                                                     187,538              92,396
    Issued in Exchange for Net Assets of Gemini II--Note G                                        --              13,730
    Redeemed                                                                                (214,952)           (103,790)
                                                                                        --------------------------------
        Net Increase in Shares Outstanding                                                    65,169             125,381
========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------------------
                                                                                     WINDSOR FUND
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $19.55       $16.99       $15.55       $14.55       $14.95
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .23          .36          .43          .44          .44
    Net Realized and Unrealized Gain (Loss) on Investments      (.32)        3.94         2.85         1.86          .42
                                                              ----------------------------------------------------------
        Total from Investment Operations                        (.09)        4.30         3.28         2.30          .86
                                                              ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.24)        (.41)        (.46)        (.44)        (.37)
    Distributions from Realized Capital Gains                  (2.88)       (1.33)       (1.38)        (.86)        (.89)
                                                              ----------------------------------------------------------
        Total Distributions                                    (3.12)       (1.74)       (1.84)       (1.30)       (1.26)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $16.34       $19.55       $16.99       $15.55       $14.55
========================================================================================================================
TOTAL RETURN                                                  -0.78%       27.04%       23.16%       17.80%        6.35%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                       $18,355      $20,678      $15,841      $13,008      $11,406
    Ratio of Total Expenses to Average Net Assets              0.27%        0.27%        0.31%        0.45%        0.45%
    Ratio of Net Investment Income to Average Net Assets       1.31%        1.89%        2.75%        3.01%        3.11%
    Portfolio Turnover Rate                                      48%          61%          34%          32%          34%
========================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the year ended October 31, 1998, the advisory fee represented an effective annual basic rate of 0.12% of the fund's average net assets before a decrease of $15,501,000 (0.08%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 1998, the fund had contributed capital of $3,375,000 to Vanguard (included in Other Assets), representing 0.02% of net assets and 4.8% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

     Vanguard has asked the fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. For the year ended October 31, 1998, directed brokerage arrangements reduced the fund's expenses by $4,859,000 (an annual rate of 0.02% of average net assets).

D. During the year ended October 31, 1998, the fund purchased $9,642,670,000 of investment securities and sold $10,958,700,000 of investment securities, other than temporary cash investments.

E. At October 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,026,568,000, consisting of unrealized gains of $3,844,518,000 on securities that had risen in value since their purchase and $1,817,950,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at October 31, 1998, was $41,476,000, for which the fund held cash collateral of $42,181,000. Cash collateral received is invested in repurchase agreements.

G. On June 19, 1997, the fund acquired Gemini II Fund's net assets pursuant to an agreement approved by Gemini II Fund's shareholders on June 18, 1997. The acquisition was accomplished by a tax-free exchange of 13,730,319 of the fund's capital shares for the 9,232,207 outstanding Gemini II Fund shares on June 19, 1997. Gemini II Fund's net assets of $263,239,000, including $57,791,000 of unrealized appreciation, were combined with Windsor Fund's net assets of $19,820,772,000, resulting in combined net assets of $20,084,011,000 on the merger date.

REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Shareholders and
Board of Trustees of
Vanguard Windsor Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1998

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD WINDSOR FUND

This information for the fiscal year ended October 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $2,135,730,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1997. Of the $2,135,730,000 capital gain dividends, the fund designates $939,076,000 as a 20% rate gain distribution.

     For corporate shareholders, 89.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
           Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire
                  5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [LOGO]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [LOGO]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [LOGO]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q220-12/10/1998

(C) 1998 Vanguard Marketing Corporation, Distributor.
All rights reserved.

VANGUARD
WINDSOR II FUND

ANNUAL REPORT
OCTOBER 31, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                     [LOGO]

                                    CONTENTS

                                  A Message to
                                Our Shareholders
                                        1

                                 The Markets in
                                   Perspective
                                        4

                                Adviser's Report
                                        6

                                  Fund Profile
                                        8

                               Performance Summary
                                       10

                              Financial Statements
                                       11

                                    Report of
                             Independent Accountants
                                       20

                      All comparative mutual fund data are
                    from Lipper Analytical Services, Inc. or
                      Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                                                [PHOTO]
JOHN J. BRENNAN                                        JOHN C.  BOGLE
Chairman & CEO                                         Senior Chairman

During the fiscal year ended October 31, 1998, the U.S. stock market roared ahead, took a violent two-month tumble, and then advanced strongly again. In this frenetic but ultimately rewarding environment, Vanguard Windsor II Fund gave a fine account of itself, earning a return of +16.5% and easily outpacing its average competitor. Our shortfall against the Standard & Poor's 500 Composite Stock Price Index was explained simply by the fact that it was growth stocks, not value stocks, that led the way during the year.

----------------------------------------------------------
                                           TOTAL RETURNS
                                         FISCAL YEAR ENDED
                                         OCTOBER 31, 1998
----------------------------------------------------------
Vanguard Windsor II Fund                      +16.5%
----------------------------------------------------------
Average Value Fund                            +11.1%
----------------------------------------------------------
S&P 500 Index                                 +22.0%
----------------------------------------------------------

     The table at right compares Windsor II's total return (capital change plus reinvested dividends) for the fiscal year with those of the average value (growth and income) mutual fund and the unmanaged S&P 500 Index, which is dominated by large blue chip stocks. The fund's total return is based on net asset values of $29.36 per share on October 31, 1997, and $31.07 per share on October 31, 1998, adjusted for dividends totaling $0.66 per share paid from net investment income and a distribution of $2.19 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW

Through the first two-thirds of the fiscal year that ended October 31, the U.S. stock market--led by large blue chip issues--continued the remarkable rise that began in August 1982. By mid-July, the S&P 500 Index had gained +31.2%. However, most of that gain evaporated during an unnerving six-week slump that lasted through August 31. But stock prices then rebounded, and for the full twelve months ended October 31 the S&P 500 Index earned a +22.0% return--twice the long-term annualized average of +11% a year.

     Within the stock market, unusually strong crosscurrents prevailed. While the S&P 500 Index, which is dominated by large-capitalization stocks, generated awesome returns, the rest of the market was down. Stocks outside of the S&P 500 (represented by the Wilshire 4500 Equity Index) fell -3.4%, and small-cap stocks (as measured by the Russell 2000 Index) lost -11.8%. Within the S&P 500, value stocks, which performed well, lagged the returns on growth stocks by a wide margin.

     Interest rates declined significantly during the year, providing a significant lift to stock prices and elevating prices for bonds. The yield on the benchmark 30-year U.S. Treasury bond began the year at 6.15%, dwindled to a low of 4.72% on October 5 amid concerns about a slowing economy, then rebounded to end the fiscal year at 5.16%. For bonds, of course, lower yields translate into higher prices. The Lehman Brothers Aggregate Bond Index, a benchmark for the overall taxable bond market, returned +9.3% during the fiscal year, as a price rise of about 2.5% augmented income of about 6.8%.

     Wide and abrupt shifts in investor sentiment buffeted financial markets during the fiscal year, despite a generally positive economic environment. Inflation stayed in check: Consumer prices rose just 1.5% during the twelve months ended October 31. The U.S.

economy grew by more than 3%, although the pace of growth appeared to slow late in the period. The economy's expansion was fueled by strong consumer spending encouraged by a strong job market (unemployment as low as 4.3%) and rising wages (up about 4%).

     The summer slump in stock prices sent broad market indexes lower by approximately -20% or more, technically a "bear market," one of only four in the past 20 years. Analysts cited a number of reasons for investors' skittishness, including Asia's continuing economic distress. Many investors had assumed that the region's troubles would be short-lived. But as the problems lingered, investors worried that the "Asian contagion" would spread worldwide. Whatever the causes, investors grew more risk-averse. There was a decided movement toward the "safe haven" of U.S. Treasury securities, and away from corporate bonds and U.S. and international stocks. By October, however, many investors appeared to regain their appetite for risk, and stock prices shot up +8.1% for the month.

FISCAL 1998 PERFORMANCE OVERVIEW

Windsor II's return for the 1998 fiscal year was outstanding both in absolute terms and relative to the average value mutual fund. Our +16.5% return was 5.4 percentage points better than the +11.1% return of our average peer. A big part of that advantage can be explained by the size of the companies in which our team of advisers invests. Overall, our stocks are much larger than those held by competing mutual funds; the median market capitalization of Windsor II's stocks as of October 31 was $25.8 billion, compared with $16 billion for our average peer. In fiscal 1998, bigger was better on Wall Street.

     With respect to the unmanaged S&P 500 Index, which returned a remarkable +22.0% during the year, our shortfall was based entirely on investment style. The value component of the index returned +11.7%, while its growth component returned a truly astounding +32.0%. Relative to the index's value component--a better benchmark for the stocks Windsor II emphasizes--our return was superior by 4.8 percentage points (+16.5% versus +11.7%). As our previous reports have explained, the swings between the returns of value stocks and growth stocks often vary widely from one year to another. While the value shortfall of 20 percentage points during the past twelve months was one of the largest on record, it wasn't too many years ago that value stocks trounced growth stocks. During calendar year 1993, value stocks gained +18.6%, versus +1.7% for growth stocks--a margin of 16.9 percentage points in favor of the value segment.

     Our favorable margin versus the value index during the fiscal year was, in part, the result of our relatively large stake in the top-performing utilities sector--where we often find the higher income we seek. Our strong relative performance also came from our portfolio managers' terrific stock selection among auto & transportation and consumer staples. However, our minimal commitment to the strong-performing health-care sector (about 2% of assets versus 12% for the index) and our higher stake (6% versus 1%) in the dismal "other energy" sector, which includes drilling and mining companies, hurt us in comparison with the index.

-----------------------------------------------------------------
                                            TOTAL ASSETS MANAGED
                                           ----------------------
                                           $ MILLION      PERCENT
-----------------------------------------------------------------
Barrow, Hanley, Mewhinney &
  Strauss, Inc.                              $20,030         68%
Equinox Capital Management, Inc.               3,292         11
Tukman Capital Management, Inc.                3,166         11
Vanguard Core Management Group                 1,573          5
Cash Reserve*                                  1,578          5
-----------------------------------------------------------------
Total                                        $29,639        100%
-----------------------------------------------------------------

*This cash reserve is invested in equity index futures to simulate investment in stocks; each adviser may also maintain a modest cash reserve.

     Each of our four investment advisers bested the return of the average value fund. The table at the bottom of the previous page presents the share of assets supervised by each adviser at the end of the fiscal year.

LONG-TERM PERFORMANCE OVERVIEW

The performance of Vanguard Windsor II Fund has also been excellent over a longer time frame. For the ten years ended October 31, our annualized return of +16.5% outpaced the +14.7% return of the average peer by 1.8 percentage points. An initial $10,000 investment in Windsor II would have grown to $46,247 over the decade. That's $6,676 more than would have accumulated in the average peer mutual fund--a margin of advantage that amounts to 67% of the original investment. Of course, part of our performance advantage comes from our much lower costs. Windsor II's expense ratio of 0.41% of average net assets is about one-third of the 1.20% charged by the average value mutual fund, an advantage that can be especially powerful over the long run.

--------------------------------------------------------------
                                        TOTAL RETURNS
                               10 YEARS ENDED OCTOBER 31, 1998
                               -------------------------------
                               AVERAGE       FINAL VALUE OF
                                ANNUAL          A $10,000
                                 RATE      INITIAL INVESTMENT
--------------------------------------------------------------
Vanguard Windsor II Fund        +16.5%          $46,247
--------------------------------------------------------------
Average Value Fund              +14.7%          $39,571
--------------------------------------------------------------
S&P 500 Index                   +17.9%          $51,825
--------------------------------------------------------------

     While our annual rate of return lagged the S&P 500 Index by a margin of 1.4 percentage points, we should note that we outpaced the index's value stocks, which returned an annualized +15.7% during the period. While value stocks happened to have a lower return than growth stocks during the decade, we would also note that value stocks have carried less risk, in the form of lower price volatility.

     Though ten-year returns provide a long-term perspective on performance, they tell us nothing about what's to come over the next ten years--or even the next ten months or ten days. However, we must note that returns from stocks over the past decade have been exceptional--more than 11/2 times the long-term average of +11%. To expect a repeat performance over the next ten years would be imprudent, and to build an investment program around such an expectation could be downright hazardous.

IN SUMMARY

In our report six months ago, we warned investors to expect to "encounter downturns--possibly severe ones--from time to time." Our suggestion for the most appropriate way to reap the markets' rewards while weathering these risks was for investors to hold balanced portfolios of stock funds, bond funds, and reserves in proportion to each person's financial situation, investment goals, and tolerance for risk.

     In the wake of just such a downturn in July and August, our recommendation, needless to say, remains unchanged. We believe that thoughtfully constructing a balanced portfolio and then sticking with it, whatever the markets may throw your way, is an approach that is as sensible as it is simple.

/S/ JOHN C. BOGLE                               /S/ JOHN J. BRENNAN

John C. Bogle                                   John J. Brennan
Senior Chairman                                 Chairman and
                                                Chief Executive Officer

November 18, 1998

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1998

[LOGO]

U.S. financial markets encountered strong turbulence yet produced solid overall gains during the fiscal year ended October 31. The S&P 500 Index gained 22.0%, overcoming a sharp six-week setback in July and August. Bond prices rose as interest rates declined over the course of the year. Overseas, returns varied widely, with big gains on European bourses and sharp losses in Pacific and most emerging stock markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially large growth stocks--overwhelmingly led the market during the year. While the S&P 500 Index, which is dominated by large-cap stocks, was rising 22.0%, the rest of the market was down 3.4%, more than 25 percentage points behind the S&P. Results were even worse--a negative return of 11.8%--for small-cap stocks, as represented by the Russell 2000 Index. The Wilshire 5000 Equity Index, a measure of the entire U.S. market, gained 14.9%.

     Even large-cap investors endured sharp fluctuations during the year. After vaulting to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the "boundary" between a bear market and a mere "correction." However, declines were certifiably bearish for most smaller stocks. The Russell 2000 Index fell more than 30% from its peak in April before recovering somewhat during the final two months of the fiscal year.

-----------------------------------------------------------------------------
                                                 AVERAGE ANNUALIZED RETURNS
                                               PERIODS ENDED OCTOBER 31, 1998
                                            ---------------------------------
                                            1 YEAR      3 YEARS       5 YEARS
-----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             22.0%        26.0%        21.3%
   Russell 2000 Index                       -11.8         10.0          9.4
   MSCI EAFE Index                           10.0          8.5          7.1
-----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                9.3%         8.0%         7.0%
   Lehman 10-Year Municipal Bond Index        8.3          7.3          6.5
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                5.2          5.2          5.1
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.5%         2.2%         2.4%
-----------------------------------------------------------------------------

     The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these factors were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a murkier global economic picture. Asia's economic troubles--which surfaced in mid-1997--persisted and began to look like a significant threat to continued expansions in the U.S. and European economies.

     But after steadying during September, stock prices bounced back strongly in October. Although many of the risk factors remained--for example, securities analysts continued to trim their estimates of corporate earnings--stock prices got a lift from falling interest rates, which dropped to levels last seen in the 1960s. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

     Three forces clearly shaped the performance of industry sectors within the overall market. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of financial troubles abroad), and fortresses (companies somewhat protected from competition). U.S. consumers played the role of Atlas during fiscal 1998, propping up the economic world with their strong spending. Feeling flush because of plentiful jobs (the nation's unemployment rate was as low as 4.3%) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer staples (+26%) and consumer discretionary firms, such as retailers (+23%).

     Fear was a factor in the lagging returns from industry groups that were perceived by investors to be vulnerable to slowing global growth, falling commodity prices, and heightened price competition from foreign suppliers. Among these were exploration and services firms in the "other energy" category (-34%); chemical, metals, and other materials & processing firms (-3%); and makers of producer durables such as airplanes and machinery (-0.3%). Conversely, the utilities sector was the year's top performer (+45%) in part because utilities are seen as relatively insulated from foreign competition or economic troubles. Fortresses are companies perceived as relatively safe from competitors because of patented products, brands, or services. Such companies dominated the health-care (+41%) and technology (+37%) groups.

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from greater aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board twice trimmed short-term rates by 0.25 percentage point, first on September 29 and then on October 15. Inflation, the bane of bond investors, was remarkably tame--consumer prices were up just 1.5% for the 12 months ended October 31. In this friendly environment, yields on long-term Treasury bonds fell by roughly 1 to 1.25 percentage points, with the 30-year Treasury bond ending the fiscal year at 5.16%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a return of 16.3%, an astounding margin of nearly 15 percentage points over the inflation rate.

     High-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods of falling rates because increased refinancing activity by homeowners results in prepayments of principal to holders of mortgage-backed securities. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds, as well as Treasuries, and has an intermediate-term average maturity, earned 9.3%. Yields on long-term municipal bonds declined only modestly during the fiscal year, and by October 31 were only slightly lower than yields on comparable Treasury securities, even though interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outshone even the S&P 500 Index, but big declines swept the markets of Asia and Latin America. As a group, European stocks earned 23.4% for U.S. investors, reflecting local returns of about 21% and a gain of about 2% from a slight strengthening of several currencies against the dollar. Reasons for Europe's bull market included continuing economic growth; increased corporate restructuring and merger activity; and optimism about the long-term impact of the euro, a common currency due to be adopted in 1999 by 11 nations.

     In Japan, the stock market declined 14.3% in U.S.-dollar terms, reflecting a severe recession and a shaky banking system. Declines elsewhere in the Pacific region ranged from about 1% in Hong Kong to more than 60% in Indonesia and Malaysia. Losses were steep in non-Asian emerging markets, too. Notable declines in our own hemisphere occurred in Mexico (-20%), Venezuela (-64%), Brazil (-30%), and Chile (-38%).

ADVISER'S REPORT

[LOGO]

Fiscal 1998 was a rewarding year for your fund, though the second half handed investors a challenge. For the full fiscal year, Vanguard Windsor II Fund's total return was an excellent 16.5%. Results for the last six months, however, were most disappointing, as our return declined 4.4%. The S&P 500 Index fell 0.4% during the final six months of the fiscal year, and the value component of the S&P was down 6.7%. The real story of the year was the second-half decline of smaller companies. For more details about Windsor II's performance, see the Message to Shareholders beginning on page 1.

     More than a year ago, a cycle of currency devaluation and credit correction began in Asia. Slowly this grew in importance and moved west. By spring, the disruption it caused put significant downward pressure on demand for many goods and services and on commodity prices. Larger Asian economies began to react, and in several cases the result was political upheaval. As the trend continued westward, it was exacerbated by Russia's inability to honor its bonds, which took a real toll on investors. While the U.S. stock market suffered during this period, markets in many other countries were hit even harder. We would guess that spreading investments among various countries wasn't especially helpful during the fiscal year.

     Out of this turmoil came an unexpected dislocation. Some large "hedge funds"--a misnomer for highly leveraged, focused investment schemes--found it almost impossible to shed unsuccessful holdings and had to either give up or get others to take over. The big surprise was the amount of money that these funds had borrowed.

     Pressures from the hedge-fund troubles continue to have a negative impact on lower-quality securities. The resulting illiquidity has made it difficult for businesses with low credit quality to obtain financing, a trend that, in turn, is affecting U.S. economic activity. An example of this weakness is the decline in commercial real estate prices, a natural by-product of the tight credit environment now facing developers and real estate investment trusts. As a result, construction activity may well slow. Corporate profits have also begun to experience weakness. Lower earnings expectations appeared to be a factor in the decline in stock prices during late summer, and particularly in the fall from grace of financial companies, whose third-quarter results were especially awful.

     The international concern for the fortunes of developing countries seems well founded, but manageable. Leadership at the Federal Reserve and the Treasury Department is experienced and focused, and has congressional backing. For this we are grateful.

     Windsor II has significant holdings among utilities--both electric and telephone company stocks. We emphasize that this is not a defensive strategy, but rather an attempt to take advantage of the low price/earnings (P/E) ratios and high yields in the sector. Should overall earnings growth decline, stable demand in the utilities should provide relatively predictable profits. The same could be said for retailers, defense contractors, and consumer-staples companies.

     Though oil prices fell during the fiscal year, stocks of large integrated-oil companies did quite well. We took the opportunity to significantly lower our exposure to big oil stocks and to divert a portion of the proceeds to the oil services industry, where returns were off 50% despite what we believe are solid fundamentals.

     With our commitment to stocks that feature low P/Es, low price/book ratios, and high current dividend yields, we feel that our portfolio will do well in fiscal 1999.

Barrow, Hanley, Mewhinney & Strauss, Inc.

November 12, 1998

INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks with below-average price/earnings ratios, above-average dividend yields, and the prospect of above-average total return.

FUND PROFILE
WINDSOR II FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                WINDSOR II         S&P 500

----------------------------------------------------------
Number of Stocks                       274             500
Median Market Cap                   $25.8B          $53.3B
Price/Earnings Ratio                 19.9x           25.0x
Price/Book Ratio                      2.9x            4.3x
Yield                                 2.1%            1.5%
Return on Equity                     17.8%           22.2%
Earnings Growth Rate                 12.3%           16.5%
Foreign Holdings                      0.6%            1.7%
Turnover Rate                          31%              --
Expense Ratio                        0.41%              --
Cash Reserves                         1.6%              --

INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]


VOLATILITY MEASURES
----------------------------------------------------------
                                WINDSOR II         S&P 500
----------------------------------------------------------
R-Squared                             0.95            1.00
Beta                                  0.91            1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------------
Anheuser-Busch Cos., Inc.                             3.5%
The Chase Manhattan Corp.                             3.0
BankAmerica Corp.                                     2.8
GTE Corp.                                             2.6
Washington Mutual, Inc.                               2.5
U S West, Inc.                                        2.5
SBC Communications Inc.                               2.4
Sears, Roebuck & Co.                                  2.2
Philip Morris Cos., Inc.                              2.2
International Business Machines Corp.                 2.2
----------------------------------------------------------
Top Ten                                              25.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------------------------
                                                            OCTOBER 31, 1997                OCTOBER 31, 1998
                                                         ---------------------------------------------------------
                                                               WINDSOR II            WINDSOR II            S&P 500
                                                         ---------------------------------------------------------
Auto & Transportation                                             5.8%                   4.8%                 3.0%
Consumer Discretionary                                            9.9                   11.0                 10.7
Consumer Staples                                                  6.3                    8.4                 10.2
Financial Services                                               23.9                   23.9                 16.8
Health Care                                                       1.8                    1.8                 12.7
Integrated Oils                                                   9.6                    3.6                  6.4
Other Energy                                                      4.9                    7.9                  1.2
Materials & Processing                                            3.4                    3.7                  4.2
Producer Durables                                                 4.1                    4.8                  3.3
Technology                                                        3.8                    3.6                 14.5
Utilities                                                        15.7                   18.5                 11.4
Other                                                            10.8                    8.0                  5.6
------------------------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
WINDSOR II FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JUNE 24, 1985-OCTOBER 31, 1998
--------------------------------------------------------
                   WINDSOR II FUND             S&P 500
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
--------------------------------------------------------
1985        -0.9%       1.1%         0.2%         1.8%
1986        31.2        4.4         35.6         33.2
1987        -0.6        1.5          0.9          6.4
1988        14.5        6.0         20.5         14.8
1989        19.5        5.2         24.7         26.4
1990       -21.5        4.0        -17.5         -7.5
1991        29.4        7.2         36.6         33.5
1992         7.9        4.6         12.5         10.0
1993        15.8        3.7         19.5         14.9
1994        -0.8        3.0          2.2          3.9
1995        19.2        3.9         23.1         26.4
1996        23.8        3.4         27.2         24.1
1997        28.1        3.2         31.3         32.1
1998        14.1        2.4         16.5         22.0
--------------------------------------------------------

See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1988-OCTOBER 31, 1998
-------------------------------------------
            Windsor     Average     S&P 500
            II Fund     Value Fund  Index
-------------------------------------------
1988 10     10000       10000       10000
1989 01     10617       10613       10764
1989 04     11293       10990       11298
1989 07     12815       12090       12744
1989 10     12468       12083       12640
1990 01     11987       11564       12321
1990 04     11697       11669       12491
1990 07     12172       12475       13572
1990 10     10289       10904       11695
1991 01     12136       12268       13355
1991 04     13440       13376       14691
1991 07     13925       13895       15304
1991 10     14056       14531       15612
1992 01     14694       15071       16385
1992 04     15231       15243       16752
1992 07     15893       15571       17262
1992 10     15813       15830       17166
1993 01     16865       16591       18119
1993 04     17281       16746       18300
1993 07     18015       17240       18769
1993 10     18898       18442       19731
1994 01     19409       18828       20452
1994 04     18407       17763       19273
1994 07     18827       18090       19737
1994 10     19317       18924       20494
1995 01     19197       18406       20560
1995 04     21085       19981       22639
1995 07     22697       21885       24890
1995 10     23776       22849       25913
1996 01     26691       24467       28510
1996 04     27826       25404       29479
1996 07     27331       24803       29014
1996 10     30236       27736       32157
1997 01     33475       30072       36020
1997 04     33837       30073       36889
1997 07     39841       35852       44141
1997 10     39693       35627       42483
1998 01     41792       36766       45713
1998 04     48361       41059       52038
1998 07     47155       40194       52654
1998 10     46247       39571       51825
-------------------------------------------


                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                                    PERIODS ENDED OCTOBER 31, 1998
                                                             -------------------------------------      FINAL VALUE OF A
                                                              1 YEAR       5 YEARS     10 YEARS        $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
         Windsor II Fund                                       16.51%       19.60%       16.55%               $46,247
         Average Value Fund                                    11.07        16.50        14.75                 39,571
         S&P 500 Index                                         21.99        21.30        17.88                 51,825
-------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
-----------------------------------------------------------------------------------------------------------------------
                                                                                                   10 YEARS
                                                 INCEPTION                              -------------------------------
                                                    DATE        1 YEAR     5 YEARS      CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------------------------
Windsor II Fund                                  6/24/1985       5.45%      18.01%      11.93%        4.04%      15.97%
-----------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
OCTOBER 31, 1998

[LOGO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------
                                                    MARKET
                                                    VALUE*
WINDSOR II FUND                        SHARES        (000)
----------------------------------------------------------
COMMON STOCKS (92.9%)+
----------------------------------------------------------
AUTO & TRANSPORTATION (4.4%)
-   AMR Corp.                         134,500   $    9,012
    Autoliv, Inc.                     100,970        3,338
    Burlington Northern
     Santa Fe Corp.                   333,300       10,291
    CSX Corp.                       1,993,600       78,249
    Chrysler Corp.                  7,094,200      341,408
-   Continental Airlines, Inc.
     Class B                           33,200        1,316
    Ford Motor Co.                 11,344,000      615,412
    General Motors Corp.            3,660,700      230,853
-   Navistar International Corp.       15,000          313
    Norfolk Southern Corp.            144,500        4,759
    PACCAR, Inc.                      140,000        6,108
    Tidewater Inc.                    245,800        6,959
-   UAL Corp.                          82,600        5,364
                                              ------------
                                                 1,313,382
                                              ------------
CONSUMER DISCRETIONARY (10.2%)
-   Boise Cascade Office
     Products Corp.                    16,700          153
-   Borders Group, Inc.                56,400        1,431
    Browning-Ferris                 1,964,900       69,631
     Industries, Inc.
    CKE Restaurants Inc.              189,900        4,997
-   Circus Circus Enterprises Inc.    397,600        4,448
    Cracker Barrel Old Country
     Stores, Inc.                     106,200        2,748
    Darden Restaurants Inc.           264,000        4,356
    Dayton Hudson Corp.               171,800        7,280
    Deluxe Corp.                        6,300          204
    Dillard's Inc.                     68,800        2,137
    The Walt Disney Co.             5,620,432      151,400
    R.H. Donnelley Corp.               14,760          207
    R.R. Donnelley & Sons Co.         109,400        4,718
    Eastman Kodak Co.               1,938,000      150,195
    Gannett Co., Inc.               4,009,400      248,082
-   Harrah's Entertainment, Inc.      367,100        5,185
-(1)Kmart Corp.                    38,159,100      538,997
    Kimberly-Clark Corp.            2,356,500      113,701
    Knight Ridder                      23,000        1,172
    May Department Stores Co.          49,358        3,011
    Maytag Corp.                      135,200        6,684
    The McGraw-Hill Cos., Inc.         28,600        2,572
-   Neiman Marcus Group Inc.          231,900        5,131
    New York Times Co. Class A         38,400        1,085
-   Office Depot, Inc.                193,700        4,843
-   OfficeMax, Inc.                   322,000        2,938
    Premark International, Inc.        85,700        2,716
-   Promus Hotel Corp.                 21,300          679
    Sears, Roebuck & Co.           14,669,200      659,197
    The Stanley Works                   9,900          297
    Time Warner, Inc.               1,502,600      139,460
-   Toys R Us, Inc.                   294,800        5,767
    Tribune Co.                         4,600          265
-   Venator Group, Inc.               294,100        2,481
-   Viacom Inc. Class B               152,600        9,137
    Wal-Mart Stores, Inc.           3,254,400      224,554
    The Warnaco Group, Inc.
     Class A                          201,000        5,138
    Washington Post Co. Class B         2,800        1,487

----------------------------------------------------------
                                                    MARKET
                                                    VALUE*
WINDSOR II FUND                        SHARES        (000)
----------------------------------------------------------
    Waste Management, Inc.         13,121,997  $   592,130
    Whirlpool Corp.                 1,041,900       53,397
                                               -----------
                                                 3,034,011
                                               -----------
CONSUMER STAPLES (7.8%)
    Anheuser-Busch Cos., Inc.      17,398,700    1,034,135
    Brown-Forman Corp. Class B         15,100        1,026
    General Mills, Inc.                16,500        1,213
    H.J. Heinz Co.                  2,757,700      160,291
    Imperial Tobacco Group ADR     12,448,100      245,850
    Kellogg Co.                       154,600        5,102
-   The Kroger Co.                     16,300          905
    PepsiCo, Inc.                   4,212,900      142,185
    Philip Morris Cos., Inc.       12,705,500      649,569
    Sara Lee Corp.                  1,370,400       81,796
                                               -----------
                                                 2,322,072
                                               -----------
FINANCIAL SERVICES (22.3%)
    Allmerica Financial Corp.         126,000        6,300
    Allstate Corp.                 14,731,244      634,364
    AMBAC Financial Group Inc.         95,900        5,580
    American Express Co.            3,794,208      335,313
    American General Corp.             17,000        1,165
    American International
     Group, Inc.                    4,075,630      347,447
    American National
     Insurance Co.                      4,700          395
    AmSouth Bancorp                   207,300        8,305
    Aon Corp.                       6,070,975      376,400
    Associates First Capital Corp.  1,551,052      109,349
    BB&T Corp.                         58,600        2,091
    The Bank of New York Co., Inc.    111,600        3,522
    BankAmerica Corp.              14,680,074      843,187
    BankBoston Corp.                  236,900        8,721
    Bank One Corp.                  7,448,883      364,064
    Bankers Trust Corp.                78,500        4,931
    CIGNA Corp.                         7,500          547
    The CIT Group, Inc.               203,400        5,555
    The Chase Manhattan Corp.      15,793,756      897,283
    The Chubb Corp.                 1,369,000       84,194
    Citigroup, Inc.                 6,884,187      323,987
    City National Corp.               163,200        5,579
    Colonial BancGroup, Inc.          402,800        5,262
    Comerica, Inc.                    130,950        8,446
    Commerce Bancshares, Inc.          33,200        1,446
    Conseco Inc.                      146,600        5,085
    Countrywide Credit
     Industries, Inc.                  36,300        1,568
-   DST Systems, Inc.                 110,000        5,500
    Duke Realty Investments,
     Inc. REIT                         78,975        1,886
    Dun & Bradstreet Corp.             73,800        2,094
    A.G. Edwards & Sons, Inc.         186,350        6,441
    The Equitable Cos.                123,200        6,037
    Everest Reinsurance
     Holdings, Inc.                    92,400        3,182
    Fannie Mae                      5,549,800      392,995
    FINOVA Group, Inc.                 82,900        4,041
    First Data Corp.                  217,800        5,772
    First Security Corp.              180,300        3,685
    First Union Corp.                 229,402       13,305
-   FIRSTPLUS Financial Group, Inc.   927,700        4,117
    Fleet Financial Group, Inc.       324,200       12,948
    General Re Corp.                    5,700        1,252
-   Golden State Bancorp Inc.         332,300        6,376
    Green Point Financial Corp.       152,800        5,014
    The Hartford Financial Services
     Group Inc.                       185,600        9,860
    Hartford Life, Inc.               122,000        5,643
    KeyCorp                            25,500          773
    Lehman Brothers Holdings, Inc.      8,200          311
    M & T Bank Corp.                    5,300        2,642
    MBIA, Inc.                        106,200        6,491
    Mellon Bank Corp.                  16,500          992
    Mercantile Bancorp, Inc.           56,500        2,581
    Mercury General Corp.              12,100          514
    Merrill Lynch & Co., Inc.         183,600       10,878
    J.P. Morgan & Co., Inc.            27,000        2,545
    Morgan Stanley Dean
     Witter & Co.                   1,688,500      109,330
    National City Corp.               172,800       11,113
    Nationwide Financial
     Services, Inc.                   134,400        5,578
    Norwest Corp.                     247,400        9,200
    Old Republic International Corp.  267,100        5,075
    The PMI Group Inc.                 72,900        3,677
    PNC Bank Corp.                  9,709,200      485,460
    Peoples Bank Bridgeport            47,000        1,201
    Popular, Inc.                      21,200          644
    Provident Cos., Inc.              159,900        4,647
    Provident Financial Group, Inc.    84,900        3,271
    Regions Financial Corp.            24,800          918
    Reliance Group Holdings           224,100        3,123
    Republic New York Corp.           118,500        4,955
    Summit Bancorp.                    64,900        2,462
    Transamerica Corp.                 66,300        6,895
    Travelers Property Casualty Corp. 173,900        5,337
    UnionBanCal Corp.                  61,426        5,682
    Valley National Bancorp            63,875        1,725
    Wachovia Corp.                     16,100        1,463
    Washington Mutual, Inc.        19,696,134      737,374
    Wells Fargo & Co.                 748,000      276,760
    Zions Bancorp                      62,600        3,322
                                               -----------
                                                 6,597,173
                                               -----------
HEALTH CARE (1.7%)
    Abbott Laboratories               157,600        7,397
    Aetna Inc.                      1,752,000      130,743
    American Home
     Products Corp.                 4,630,800      225,752
-   Beverly Enterprises, Inc.         209,900        1,417
    Bristol-Myers Squibb Co.        1,062,000      117,417
    Pharmacia & Upjohn, Inc.           63,100        3,340
-   Tenet Healthcare Corp.            251,900        7,037
    United Healthcare Corp.           119,300        5,197
-   Wellpoint Health Networks Inc.
     Class A                           76,500        5,632
                                               -----------
                                                   503,932
                                               -----------
INTEGRATED OILS (3.4%)
    Amoco Corp.                       250,800       14,076
    Ashland, Inc.                     122,700        5,905
    Atlantic Richfield Co.          1,250,700       86,142

----------------------------------------------------------
                                                    MARKET
                                                    VALUE*
                                       SHARES        (000)
----------------------------------------------------------
    Chevron Corp.                     177,200  $    14,442
-   Conoco Inc.                     2,446,600       60,859
    Enron Corp.                     2,704,100      142,641
    Exxon Corp.                     2,622,600      186,860
    Mobil Corp.                     2,027,500      153,456
    Murphy Oil Corp.                   42,500        1,756
    Phillips Petroleum Co.          7,350,800      317,922
    Sun Co., Inc.                     159,000        5,456
    Texaco Inc.                       111,200        6,596
    USX-Marathon Group                163,100        5,331
                                               -----------
                                                 1,001,442
                                               -----------
OTHER ENERGY (7.4%)
-   BJ Services Co.                    23,000          470
 (1)Baker Hughes, Inc.             21,857,620      482,234
-   CalEnergy Co.                     184,900        5,062
    Halliburton Co.                13,482,500      484,527
-   Noble Drilling Corp.               25,200          433
 (1)Occidental Petroleum Corp.    20,069,300      398,877
    Schlumberger Ltd.               4,851,200      254,688
    Tosco Corp.                       257,600        7,229
    Williams Cos., Inc.            20,273,646      556,258
                                               -----------
                                                 2,189,778
                                               -----------
MATERIALS & PROCESSING (3.4%)
    Aluminum Co. of America            57,199        4,533
    Archer-Daniels-Midland Co.        429,975        7,175
    Bowater Inc.                      136,500        5,571
    Dow Chemical Co.                  116,000       10,861
    E.I. du Pont de Nemours & Co.     386,200       22,207
    Engelhard Corp.                   190,100        3,992
    Fluor Corp.                       150,000        5,822
 (1)Fort James Corp.               15,453,300      622,961
    The BFGoodrich Co.                122,600        4,414
    IMC Global Inc.                   263,300        6,846
    International Paper Co.            12,400          576
    Johns Manville Corp.              111,500        1,463
    Lafarge Corp.                     169,800        5,720
    Louisiana-Pacific Corp.           195,300        3,467
    The Mead Corp.                    179,500        5,677
 (1)Millennium Chemicals, Inc.      7,933,742      193,385
-   Owens-Illinois, Inc.               68,700        2,100
    Solutia, Inc.                       9,200          202
    The Timber Co.                    258,000        5,724
    USG Corp.                          35,000        1,669
    USX-U.S. Steel Group              110,300        2,564
 (1)Witco Chemical Corp.            5,431,800      102,186
                                               -----------
                                                 1,019,115
                                               -----------
PRODUCER DURABLES (4.5%)
    AGCO Corp.                        712,900        6,773
    Aeroquip-Vickers Inc.             171,100        5,390
    Case Corp.                        102,100        2,246
    Caterpillar, Inc.                 252,600       11,367
    Centex Corp.                       40,800        1,367
    Cordant Technologies, Inc.        141,700        5,765
    Deere & Co.                       161,700        5,720
    Emerson Electric Co.               37,100        2,449
-   General Semiconductor, Inc.        61,100          485
 (1)Honeywell, Inc.                 7,898,400      630,885
    Lockheed Martin Corp.              99,900       11,126
    Pentair, Inc.                     144,000        5,418
    Pitney Bowes, Inc.                130,900        7,208
    Sundstrand Corp.                    7,700          361
    Tecumseh Products Co. Class A      61,560        3,201
    Tektronix, Inc.                    66,300        1,185
    Thomas & Betts Corp.               84,200        3,763
    United Technologies Corp.          70,400        6,706
    Xerox Corp.                     6,463,421      626,144
                                               -----------
                                                 1,337,559
                                               -----------
TECHNOLOGY (3.3%)
-   Apple Computer, Inc.              129,800        4,819
    Electronic Data Systems Corp.   7,544,600      306,971
    International Business
     Machines Corp.                 4,300,700      638,385
-   NCR Corp.                          68,800        2,313
    Rockwell International Corp.      179,700        7,379
-   The SABRE Group Holdings, Inc.     77,400        2,917
-   Storage Technology Corp.          195,000        6,520
-   Tech Data Corp.                    40,300        1,587
    Texas Instruments, Inc.           119,400        7,634
                                               -----------
                                                   978,525
                                               -----------
UTILITIES (17.2%)
    AT&T Corp.                      3,023,200      188,194
    Allegheny Energy, Inc.             52,600        1,617
    ALLTEL Corp.                       64,600        3,024
    Ameren Corp.                      179,100        7,153
    American Electric Power
     Co., Inc.                      9,090,300      444,857
    Ameritech Corp.                   520,700       28,085
    BEC Energy                        117,700        4,671
    Baltimore Gas & Electric Co.      195,600        6,137
    Bell Atlantic Corp.               414,636       22,028
    BellSouth Corp.                   393,000       31,366
-   Cablevision Systems Corp.
     Class B                            5,500          265
 (1)Central & South West Corp.     11,943,000      332,165
    Century Telephone
     Enterprises, Inc.                120,300        6,835
    DTE Energy Co.                    187,100        7,975
    Duke Energy Corp.               2,008,200      129,905
    Edison International              283,200        7,469
    Energy East Corp.                 152,900        7,473
 (1)Entergy Corp.                 21,267,400       611,438
    FPL Group, Inc.                    59,500        3,722
    FirstEnergy Corp.               9,885,877      296,576
    GPU, Inc.                         188,300        8,120
    GTE Corp.                      12,893,200      756,670
    Houston Industries, Inc.       10,869,900      337,646
    Kansas City Power & Light Co.      13,700          395
-   MCI WorldCom, Inc.              2,975,448      164,394
-   MediaOne Group, Inc.               87,300        3,694
    PG&E Corp.                        161,200        4,907
    PP&L Resources Inc.               222,288        6,030
    Pinnacle West Capital Corp.       109,000        4,776
    Public Service Enterprise
     Group, Inc.                    4,527,500      172,045
    Puget Sound Energy Inc.            41,800        1,129
    SBC Communications Inc.        15,583,098      721,692
    Southern Co.                      442,500       12,473
    Sprint Corp.                       52,700        4,045
    Texas Utilities Co.               232,200       10,159
-   U.S. Cellular Corp.               200,900        7,358

----------------------------------------------------------
                                                    MARKET
                                                    VALUE*
WINDSOR II FUND                        SHARES        (000)
----------------------------------------------------------
    U S West, Inc.                 12,733,484  $   730,584
    UtiliCorp United, Inc.            147,200        5,290
                                               -----------
                                                 5,092,362
                                               -----------
OTHER (7.3%)
    AlliedSignal Inc.               5,441,800      211,890
    Brunswick Corp.                    98,600        1,917
    Crane Co.                          91,950        2,649
    General Electric Co.            2,768,700      242,261
    Hanson PLC ADR                  4,671,150      164,950
 (1)ITT Industries, Inc.           9,282,100       331,835
    Lancaster Colony Corp.             39,500        1,185
    Loews Corp.                        63,000        5,918
    Minnesota Mining &
     Manufacturing Co.              1,358,600      108,688
    National Service
     Industries, Inc.                   1,800           65
    Raytheon Co. Class B            9,978,400      579,371
 (1)Tenneco, Inc.                  16,365,800      497,111
-   Thermo Electron Corp.              25,000          498
    Trinity Industries, Inc.          158,200        5,873
    U.S. Industries, Inc.             227,700        3,714
                                               -----------
                                                 2,157,925
                                               -----------
----------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $20,285,994)                          27,547,276
----------------------------------------------------------
                                         FACE
                                       AMOUNT
                                        (000)
----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.2%)
----------------------------------------------------------
U.S. TREASURY BILLS
 (2)3.885%, 1/14/1999              $   24,200       23,996
 (2)3.892%, 1/21/1999                  63,000       62,391
 (2)4.03%, 1/7/1999                     9,500        9,428
 (2)5.118%, 1/7/1999                    5,000        4,962

REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.41%, 11/2/1998                2,020,967    2,020,967
    5.41%, 11/2/1998--Note F            9,320        9,320
----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $2,131,135)                            2,131,064
----------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
    (COST $22,417,129)                          29,678,340
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
----------------------------------------------------------
Other Assets--Note C                               111,388
Liabilities--Note F                               (151,067)
                                                   (39,679)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 953,894,747 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                  $29,638,661
==========================================================
NET ASSET VALUE PER SHARE                           $31.07
==========================================================

*  See Note A in Notes to Financial Statements.

-  Non-Income-Producing Security.

+ The combined market value of common stocks and index futures contracts represents 98.4% of net assets. See Note E in Notes to Financial Statements.

(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $4,742,074,000.

(2)Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

----------------------------------------------------------
 AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------
                                       AMOUNT          PER
                                        (000)        SHARE
----------------------------------------------------------
 Paid in Capital                  $19,526,890       $20.47
 Undistributed Net
   Investment Income                  294,824          .31
 Accumulated Net
   Realized Gains                   2,458,251         2.58
 Unrealized Appreciation--
   Note E
   Investment Securities            7,261,211         7.61
   Futures Contracts                   97,485          .10
==========================================================
 NET ASSETS                       $29,638,661       $31.07
==========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------------------------------------
                                                                                                         WINDSOR II FUND
                                                                                             YEAR ENDED OCTOBER 31, 1998
                                                                                                                   (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                                               $   577,026
    Interest                                                                                                     119,513
    Security Lending                                                                                                 477
                                                                                                            ------------
        Total Income                                                                                             697,016
                                                                                                            ------------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                                 33,584
        Performance Adjustment                                                                                     5,749
    The Vanguard Group--Note C
        Management and Administrative                                                                             62,788
        Marketing and Distribution                                                                                 6,017
    Taxes (other than income taxes)                                                                                1,298
    Custodian Fees                                                                                                    69
    Auditing Fees                                                                                                     27
    Shareholders' Reports                                                                                            493
    Annual Meeting and Proxy Costs                                                                                   267
    Trustees' Fees and Expenses                                                                                       52
                                                                                                            ------------
        Total Expenses                                                                                           110,344
        Expenses Paid Indirectly--Note C                                                                          (2,549)
                                                                                                            ------------
        Net Expenses                                                                                             107,795
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                            589,221
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold*                                                                                2,447,364
    Futures Contracts                                                                                             10,264
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                              2,457,628
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                        596,164
    Futures Contracts                                                                                             98,670
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                 694,834
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $3,741,683
========================================================================================================================

*Dividend income and realized net gain from affiliated companies were $123,686,000 and $116,894,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------
                                                                                                WINDSOR II FUND
                                                                                             YEAR ENDED OCTOBER 31,
                                                                                       ---------------------------------
                                                                                           1998                1997
                                                                                          (000)               (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                             $      589,221      $      465,699
    Realized Net Gain                                                                      2,457,628           1,698,039
    Change In Unrealized Appreciation (Depreciation)                                         694,834           2,753,749
                                                                                      ----------------------------------
        Net Increase in Net Assets Resulting From Operations                               3,741,683           4,917,487
                                                                                      ----------------------------------
DISTRIBUTIONS

    Net Investment Income                                                                   (541,835)           (410,609)
    Realized Capital Gain                                                                 (1,694,611)           (716,881)
                                                                                      ----------------------------------
        Total Distributions                                                               (2,236,446)         (1,127,490)
                                                                                      ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                 7,469,255           5,466,998
    Issued in Lieu of Cash Distributions                                                   2,144,820           1,087,312
    Redeemed                                                                              (4,048,511)         (2,534,333)
                                                                                      ----------------------------------
        Net Increase from Captial Share Transactions                                       5,565,564           4,019,977
------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                         7,070,801           7,809,974
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                     22,567,860          14,757,886
                                                                                      ----------------------------------
    End of Year                                                                          $29,638,661         $22,567,860
========================================================================================================================

(1)Shares Issued (Redeemed)

    Issued                                                                                   243,421             205,712
    Issued in Lieu of Cash Distributions                                                      75,460              45,084
    Redeemed                                                                                (133,672)            (95,875)
                                                                                      ----------------------------------
        Net Increase in Shares Outstanding                                                   185,209             154,921
========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------------------
                                                                                    WINDSOR II FUND
                                                                                YEAR ENDED OCTOBER 31,
                                                             -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $29.36       $24.04       $20.06       $17.33       $17.98
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .65          .64          .62          .58          .55
    Net Realized and Unrealized Gain (Loss) on Investments      3.91         6.47         4.63         3.17         (.19)
                                                             -----------------------------------------------------------
        Total from Investment Operations                        4.56         7.11         5.25         3.75          .36
                                                             -----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.66)        (.63)        (.58)        (.55)        (.51)
    Distributions from Realized Capital Gains                  (2.19)       (1.16)        (.69)        (.47)        (.50)
                                                             -----------------------------------------------------------
        Total Distributions                                    (2.85)       (1.79)       (1.27)       (1.02)       (1.01)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $31.07       $29.36       $24.04       $20.06       $17.33
========================================================================================================================

TOTAL RETURN                                                  16.51%       31.27%       27.17%       23.08%        2.22%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                       $29,639      $22,568      $14,758      $10,272       $8,246
    Ratio of Total Expenses to Average Net Assets              0.41%        0.37%        0.39%        0.40%        0.39%
    Ratio of Net Investment Income to Average Net Assets       2.16%        2.49%        2.92%        3.27%        3.26%
    Portfolio Turnover Rate                                      31%          30%          32%          30%          24%
========================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by u.s. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, Inc.; and Tukman Capital Management, Inc., provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. the basic fees thus computed for Barrow, Hanley, Mewhinney & Strauss, Inc., are subject to quarterly adjustments based on performance relative to the S&P/BARRA Value Index; such fees for Equinox Capital Management, Inc., are subject to quarterly adjustments based on performance relative to the Russell 1000 value Index; such fees for Tukman Capital Management, Inc., are subject to quarterly adjustments based on performance relative to the S&P 500 Index.

     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $287,000 for the year ended October 31, 1998.

     For the year ended October 31, 1998, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of average net assets before an increase of $5,749,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. the costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 1998, the fund had contributed capital of $5,440,000 to Vanguard (Included in Other Assets), representing 0.02% of the fund's net assets and 7.8% of Vanguard's Capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

     Vanguard has asked the fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. For the year ended October 31, 1998, these arrangements reduced the fund's expenses by $2,549,000 (an annual rate of 0.01% of average net assets).

D. During the year ended October 31, 1998, the fund purchased $11,250,884,000 of investment securities and sold $7,665,012,000 of investment securities, other than temporary cash investments.

E. At October 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $7,261,211,000, consisting of unrealized gains of $8,287,236,000 on securities that had risen in value since their purchase and $1,026,025,000 in unrealized losses on securities that had fallen in value since their purchase.

     At October 31, 1998, the aggregate settlement value of open futures contracts expiring in December 1998 and the related unrealized appreciation were:

----------------------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                        ----------------------------------
                                                                          AGGREGATE
                                                   NUMBER OF             SETTLEMENT            UNREALIZED
            FUTURES CONTRACTS                   LONG CONTRACTS              VALUE             APPRECIATION
----------------------------------------------------------------------------------------------------------
            S&P 500 Index                            5,228               $1,444,496              $84,812
            S&P Midcap 400 Index                       951                  159,958               12,673
----------------------------------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

F. The market value of securities on loan to broker/dealers at October 31, 1998, was $6,842,000, for which the fund held cash collateral of $9,320,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Shareholders and
Board of Trustees of
Vanguard Windsor II Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1998

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD WINDSOR II FUND

This information for the fiscal year ended October 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $1,427,652,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1997. Of the $1,427,652,000 capital gain dividends, the fund designates $622,316,000 as a 20% rate gain distribution.

     For corporate shareholders, 56.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
        Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [LOGO]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [LOGO]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [LOGO]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                                  70 years ago,
                             on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q730-12/14/1998

(C) 1998 Vanguard Marketing Corporation, Distributor. All rights reserved.